UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

June 16, 2013
Date of Report
(Date of earliest event reported)

Defense Industries International, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-30105	84-1421483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Hamefalsim Street, Petach Tikva 49514, Israel
(Address of principal executive offices and zip code)

                    (011) 972-3-7168383
(Registrant’s telephone number, including area code)

                                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                Entry into a Material Definitive Agreement.

On June 16, 2013, the Registrant’s wholly owned subsidiary, Achidatex Nazareth Elite (1977) Ltd. (“Achidatex”), entered into an agreement to sell its real estate property located in the Northern Industrial Zone in Beit Shean, Israel (“the Property”) for a total consideration of NIS 9 million (approximately $2.5 million) to A.Tzedef Hashkaot Ltd. and Dash Shivuk Ve’Yazamut M.A Ltd. (together, “the Purchasers”). Out of the total consideration, NIS 675,000 will be paid to the tax authorities, NIS 7.2 million will be paid to the banks to cover Achidatex’s mortgages and the balance of NIS 1.125 million will be paid to Achidatex.

In addition, on June 16, 2013 Achidatex entered into a lease agreement with the Purchasers, under which the Purchasers lease the Property to Achidatex for a period of 144 months starting July 1, 2013 with an option to extend the period for two additional terms of 60 months each. Achidatex will pay a monthly rent of NIS 75,000 linked to the Israeli consumer price index. After 72 months the rent will increase by 5%.  The rent for the 60 months option periods, if Achidatex will choose to use them, will be determined by the parties, or if the parties cannot agree on the price, by a real estate evaluator.

Item 2.01                                Completion of Acquisition or Disposition of Assets.

See Item 1.01

Item 2.03                                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01

Item 9.01.                                Financial Statements and Exhibits

(d)           Exhibits

10.1	Summary of Purchase and Sale Agreement between Achidatex Nazareth Elite (1977) Ltd. and A.Tzedef Hashkaot Ltd. and Dash Shivuk Ve’Yazamut M.A Ltd. dated June 16, 2013.
10.2	Summary of Lease Agreement between Achidatex Nazareth Elite (1977) Ltd. and A.Tzedef Hashkaot Ltd. and Dash Shivuk Ve’Yazamut M.A Ltd. dated June 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEFENSE INDUSTRIES INTERNATIONAL, INC.
Date: July 8, 2013	(Registrant)

By /s/Uri Nissani
Name: Uri Nissani
Chief Executive Officer and
President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Summary of Purchase and Sale Agreement between Achidatex Nazareth Elite (1977) Ltd. and A.Tzedef Hashkaot Ltd. and Dash Shivuk Ve’Yazamut M.A Ltd. dated June 16, 2013.
10.2	Summary of Lease Agreement between Achidatex Nazareth Elite (1977) Ltd. and A.Tzedef Hashkaot Ltd. and Dash Shivuk Ve’Yazamut M.A Ltd. dated June 16, 2013.